UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2004

                              CAMBRIDGE HEART, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                    000-20991                    13-3679946
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(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)              File Number)            Identification No.)

    1 Oak Park Drive, Bedford, MA                                    01730
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(Address of Principal Executive Offices)                           (Zip Code)

        Registrant's telephone number, including area code: 781-271-1200

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Resignation of Registrant's Directors

Effective October 19, 2004, Eric Hecht, M.D. resigned his position as a Director of the Company. Dr. Hecht's resignation was not as a result of any disagreements with the Company. Upon Dr. Hecht's resignation, the six members of the Company's Board of Directors are David Chazanovitz, Chairman, Jeffrey Langan, Robert Khederian, Richard Cohen, M.D., Ph.D, Kenneth Hachikian, and Reed Malleck.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CAMBRIDGE HEART, INC.

Date: October 21, 2004                 By: /s/ David A. Chazanovitz
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                                           David A. Chazanovitz
                                           President and Chief Executive Officer